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                                                                    Exhibit 10.9


                         MERISTAR HOTELS & RESORTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


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                                                                               2

                              ARTICLE I -- PURPOSE
                              --------------------

1.1      Purpose.
         -------

                  The Meristar Hotels & Resorts, Inc. Stock Purchase Plan (the "Plan") is intended to provide a method whereby eligible employees of Meristar Hotels & Resorts, Inc. (hereinafter referred to, unless the context otherwise requires, as the "Company") and any Affiliated Entity will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock of the Company.

                            ARTICLE II -- DEFINITIONS
                            -------------------------

2.1      Affiliated Entity.
         -----------------

                  "Affiliated Entity" means any corporation or partnership of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company, or any partnership in which the Company is the general partner.

2.2      Base Pay.
         --------

                  "Base Pay" means base salary paid in each Offer Period. Eligible compensation does not include overtime, bonuses, severance pay, incentive pay, shift premium differentials, pay in lieu of vacation, imputed income for income tax purposes, patent and award fees, awards and prizes, back pay awards, reimbursement of expenses and living allowances, educational allowances, expense allowances, disability benefits under any insurance program, fringe benefits, deferred compensation, compensation under the Company's stock plans, amounts paid for services as an independent contractor, or any other compensation excluded by the Board of Directors in its discretion. Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of
Section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).

2.3      Committee.
         ---------

                  "Committee" means the individuals described in Article XI.

2.4      Common Stock.
         ------------

                  "Common Stock" means common stock, par value $.01 per share, of the Company.




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                                                                               3

2.5      Common Stock Account.

                  "Common Stock Account" means the account established with, and maintained by, the Custodian, for the purpose of holding Common Stock purchased pursuant to this Plan.

2.6      Custodian.
         ---------

                  "Custodian" means the agent selected by the Committee to hold Common Stock purchased under the Plan.

2.7      Employee.
         --------

                  "Employee" means, subject to Section 3.2, any person employed by the Company whose customary employment is for twenty (20) or more hours per week for the Company or any Affiliated Entity.

2.8      Offer Date.
         ----------

                  "Offer Date" means the date described in Section 4.2.

2.9      Offer Period.
         ------------

                  "Offer Period" means the period described in Section 4.2.

2.10     Offering Termination Date.

                  "Offering Termination Date" means the date described in
Section 4.2.

2.11     Option Percentage.
         -----------------

                  "Option Percentage" means the amount determined annually by the Committee pursuant to Section 6.1.

2.12     Option Value.
         ------------

                  "Option Value" means the amount determined under Section 6.1.

2.13     Participant.
         -----------

                  "Participant" means any Employee who completes an authorization for payroll deductions on a form provided by the Company and files it with the Chief Financial Officer of the Company or his designee.

2.14     Payroll Deduction Account.

                  "Payroll Deduction Account" means the bookkeeping entry established by the Company for each Participant pursuant to Section 5.2.




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                                                                               4

2.15     Plan Administrator.

                  "Plan Administrator" means the Company or any third party administrator designated by the Company.

2.16     Trading Day.
         -----------

                  "Trading Day" means a day on which shares of Common Stock are traded on the New York Stock Exchange (or such other exchange on which the Common Stock shall be principally traded).

                  ARTICLE III -- ELIGIBILITY AND PARTICIPATION
                  --------------------------------------------

3.1      Initial Eligibility.

                  Any Employee who shall have completed ninety (90) days' employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings (as hereinafter defined) under the Plan which commence on or after such ninety day period has concluded.

3.2      Leave of Absence.
         ----------------

                  For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first ninety (90) days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

3.3      Restrictions on Participation.

                  Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan:

                  (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or any Affiliated Entity; or

                  (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.




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                                                                               5

3.4      Commencement of Participation.

                  Subject to Section 8.2, an eligible Employee may become a Participant by completing an authorization for payroll deductions on the form provided by the Company and filing it with the office of the Chief Financial Officer of the Company (or his designee) on or before the first day of the month in which participation is to commence. Payroll deductions for a Participant shall become effective as of the first payroll period ending in the month in which participation commences and shall remain in effect until modified or revoked by the Participant pursuant to Section 5.3 or Article VIII.

3.5      Custodial Account.
         -----------------

                  As a condition to participation in this Plan, each Eligible Employee shall be required to hold shares of Common Stock purchased hereunder in a Common Stock Account and such Employee's decision to participate in the Plan shall constitute the appointment of the Custodian as custodial agent for the purpose of holding such shares of Common Stock. Such Common Stock Account will be governed by, and subject to, the terms and conditions of a written agreement with the Custodian.

                             ARTICLE IV -- OFFERINGS
                             -----------------------

4.1      Number of Shares to be Offered.

                  The maximum number of shares of Common Stock of the Company that may be purchased under the Plan is 1,500,000. Such shares may be treasury shares or authorized and unissued shares, as the Committee may determine in its discretion. The Company, by action of its Board of Directors upon the advice of the Committee and subject to stockholder approval, may increase the number of shares reserved under the Plan.

4.2      Offer Date.
         ----------

                  The Offer Date shall be the first Trading Day of every month and the Offer Period will last for the duration of that calendar month, ending on the last Trading Day of that month (the "Offering Termination Date"). Upon the Offer Date, the Company will issue to each Participant, an option to purchase, based upon the amount of the Employee's Base Pay to be reduced during the Offer Period, a number of shares of Common Stock (the "Offering") as determined and limited by Section 6.1.

                         ARTICLE V -- PAYROLL DEDUCTIONS
                         -------------------------------

5.1      Amount of Payroll Deduction.

                  At the time a Participant files his authorization for payroll deductions, he shall elect to have deductions made from his Base Pay on each payday during the time he is a Participant at the rate of 1, 2, 3, 4, 5, 6, 7 or 8% of his Base Pay paid during an Offer Period, except that there shall be a minimum authorization of $200 per calendar quarter.



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                                                                               6

5.2      Participant's Account.

                  All payroll deductions made for a Participant shall be credited to his Payroll Deduction Account pending the purchase of Common Stock in accordance with the Plan. The Participant's Payroll Deduction Account will consist of a bookkeeping entry in the Company's financial records. A Participant may not make any separate cash payment into such Payroll Deduction Account except when on leave of absence and then only as provided in Section 5.4.

5.3      Changes in Payroll Deductions.

                  A Participant may discontinue his participation in the Plan as described in Article VIII, but no other change can be made with regard to an Offer Period and, specifically, a Participant may not alter the amount of his payroll deductions for that Offer Period. Except as provided in Article VIII, a Participant may modify or revoke an authorization for payroll deductions only with respect to future Offer Periods.

5.4      Leave of Absence.
         ----------------

                  If a Participant goes on an approved leave of absence, during the 90-day period described in Section 3.2, such Participant shall have the right to elect:

                  (a) to withdraw the balance in his or her Payroll Deduction Account pursuant to Section 8.1;

                  (b) to discontinue contributions to the Plan but remain a Participant in the Plan; or

                  (c) to remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Company at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized payroll deductions. Any payment made to the Company under this section will be reflected as a credit to the Participant's Payroll Deduction Account in accordance with Section 5.2.

                        ARTICLE VI -- GRANTING OF OPTION
                        --------------------------------

6.1      Number of Option Shares.

                  On each Offer Date, participating Employees shall be deemed to have been granted options to purchase a number of shares of Common Stock of the Company equal to the number of shares determined by dividing the amount of the employee's payroll deductions authorized to be made through the end of the Offer Period plus any carryovers, by the Option Value of the Common Stock of the Company. The Option Value for the Offer Period shall be the Option Percentage, multiplied by the lesser of the closing price of a share of Common Stock on the New York Stock Exchange (or such


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                                                                               7

other exchange on which the Company's Common Stock shall be principally traded) on the first Trading Day of the Offer Period, or the closing price of a share of Common Stock on the New York Stock Exchange (or such other exchange on which the Company's Common Stock shall be principally traded) on the Offering Termination Date.

                  The Option Percentage shall be eighty-five percent (85%) upon the Effective Date of the Plan. The Committee, in its discretion, may amend the Option Percentage to any percentage between 85% and 100% from time to time as is deemed appropriate.

6.2      Option Price.
         ------------

                  The option price of Common Stock purchased with respect to an Offering shall be the lesser of:

                 (a) the Option Percentage multiplied by the closing price of the Common Stock on the Offer Date; or

                 (b) the Option Percentage multiplied by the closing price of the Common Stock on the Offering Termination Date.

6.3      Common Stock Valuation.

                  If the Common Stock of the Company is not traded on a public market on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, such closing price shall be deemed to be the fair market value of the Common Stock on that date, as determined by the Committee.

6.4      Maximum Number of Shares per Offer Period.

                  In no event may more than 1,000 shares of Common Stock be purchased by any one Participant in any one Offer Period.

                        ARTICLE VII -- EXERCISE OF OPTION
                        ---------------------------------

7.1      Automatic Exercise.
         ------------------

                  Unless a Participant gives written notice to the Plan Administrator as hereinafter provided, his option to purchase Common Stock with payroll deductions credited to his Payroll Deduction Account will be deemed to have been exercised automatically on the Offering Termination Date (as defined in Section 4.2) applicable to such offering, for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions and any carryovers in his Payroll Deduction Account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Article
VI). Any amount credited to a Participant's Payroll Deduction Account which is not applied to purchase shares of Common Stock in an Offering


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                                                                               8

pursuant to this Section shall, subject to the terms of the Plan, be used to purchase shares of Common Stock in the next succeeding Offering.

7.2      Fractional Shares.
         -----------------

                  Fractional shares (computed to 4 decimal places) may be credited to a Participant's Common Stock Account under the Plan but will not be distributed to the Participant. If a Participant receives a withdrawal of, or sells from his Common Stock Account, all whole shares credited to his Common Stock Account, he shall also receive a cash distribution representing the value (determined as of the withdrawal (or sale) date) of any fractional share credited to his Common Stock Account and such fractional share shall cease to be credited to such account.

7.3      Transfer of Option.
         ------------------

                  During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant.

7.4      Stock Held by Custodian.

                  As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to the Custodian certificates for the shares of Common Stock purchased on account of such Offering.

7.5      Restriction on Sale.

                  Shares of Common Stock purchased pursuant on an Offering Termination Date shall not be transferable by a Participant for a period of six months immediately following such Offering Termination Date.

                           ARTICLE VIII -- WITHDRAWAL
                           --------------------------

8.1      In General.
         ----------

                  (a) Withdrawal of Payroll Deductions. By written notice to the
                      --------------------------------
Plan Administrator at any time prior to two days prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all (but not less than all) of the amount then credited to his Payroll Deduction Account. Payment of the amount credited to his Payroll Deduction Account will be made to him in cash promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay unless such Participant again elects to participate, in the Plan (subject to Section 8.2) in accordance with Section 3.4. The Committee may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election to withdraw such payroll deductions.

                      (b) Withdrawal of Common Stock. Subject to Section 7.5, by
                          --------------------------
written notice to the Custodian, a Participant may elect to receive a distribution of some or all of the shares of Common Stock credited to his Common Stock Account. Certificates




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                                                                               9

representing such whole shares of Common Stock (and cash representing any fractional share) shall be delivered to the Participant as soon as reasonably practicable following such Participant's election. The Custodian may charge Participants a reasonable fee (as agreed to by the Committee) for the delivery of share certificates in accordance with this Section 8.1.

                  (c) Sale of Common Stock. By written notice to the Custodian,
                      --------------------
a Participant may direct the Custodian to sell some or all of the whole shares of Common Stock credited to his Common Stock Account. The proceeds of any such sale shall be delivered to the Participant as soon as reasonably practicable following such sale. The Custodian may charge Participants a reasonable fee (but not more than the standard brokerage fee charged to individuals by the Custodian in the ordinary course) for executing any such sale.

8.2      Effect of Withdrawals and Sales on Subsequent Participation.

                  If a Participant withdraws shares of Common Stock from his Common Stock Account or directs the Custodian to sell any shares of Common Stock credited to his Common Stock Account, he will be deemed to have elected a withdrawal of all amounts credited to his Payroll Deduction Account, he will not be eligible to purchase any shares on the Offering Termination Date coincident or next following such election to withdraw or sell, and he will not be eligible to elect to participate in any Offering beginning within three months after the date of such election to withdraw or sell. If a Participant withdraws any amount credited to his Payroll Deduction Account, he will not be eligible to purchase any shares on the Offering Termination Date coincident or next following such election to withdraw or to elect to participate in any Offering beginning within three months after the date of his election to withdraw. It shall be the express responsibility of the Plan Administrator, and not the Custodian, to ensure compliance with the provisions of this Section 8.2 of the Plan.

8.3      Termination of Employment.

                  (a) Payroll Deduction Account. Except as provided in Section
                      -------------------------
8.4, upon termination of the Participant's employment with the Company and all Affiliated Entities for any reason, including retirement, the amount credited to his Payroll Deduction Account will be deducted from his Payroll Deduction Account and paid to him, or, in the case of his death, to the person or persons entitled thereto under Section 12.1 and the option granted to him for such Offer Period shall automatically terminate.

                  (b) Common Stock Account. Upon termination of the
                      --------------------
Participant's employment with the Company and all Affiliated Entities for any reason, including retirement, the number of whole shares credited to his Common Stock shall continue to be credited to his Common Stock Account until the Participant directs the Custodian to sell or distribute such shares.

8.4      Termination of Employment Due to Death.




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                                                                              10

                  Upon termination of the Participant's employment on account of his death, his beneficiary (as defined in Section 12.1) shall have the right to elect, by written notice given to the Plan Administrator prior to two days before the Offering Termination Date, either:

                  (a) to withdraw all of the payroll deductions credited to the Participant's Payroll Deduction Account under the Plan, in which case the Participant's option shall automatically expire; or

                  (b) to exercise the Participant's option for the purchase of stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of shares of stock which may be purchased with the amount credited to the Participant's Payroll Deduction Account at the date of the Participant's death (but not in excess of the number of shares for which options have been granted to the Employee pursuant to
Article VI), and any excess credited to such Payroll Deduction Account will be paid to said beneficiary, without interest.

                  In the event that no such written notice of election shall be timely received by the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's option.

                        ARTICLE IX -- INTEREST; DIVIDENDS
                        ---------------------------------

9.1      Payment of Interest.

                  No interest will be paid on any amounts deducted from a Participant's pay or credited to his Payroll Deduction Account.

9.2      Dividends.
         ---------

                  All cash dividends paid with respect to shares of Common Stock held in a participant's Common Stock Account shall be invested automatically in shares of Common Stock purchased at one-hundred percent (100%) of fair market value promptly following the receipt by the Custodian of such dividends. All non-cash distributions paid on Common Stock held in a Participant's Common Stock Account shall be paid to the Participant as soon as practicable following receipt thereof by the Custodian.

                               ARTICLE X -- STOCK
                               ------------------

10.1     Maximum Shares.
         --------------

                  If the total number of shares of Common Stock for which options are exercised on any Offering Termination Date in accordance with
Article VI exceeds the maximum number of authorized shares remaining for purchase under Section 4.1, the Committee shall make a pro rata allocation (based on the amounts deducted from pay) of the shares of Common Stock available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance

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                                                                              11

                  credited to the Payroll Deduction Account of each Participant under the Plan shall be paid to him as promptly as possible.

10.2     Participant's Interest in Option Stock.

                  The Participant will have no interest in any shares of stock covered by his option until such option has been exercised and shares of Common Stock have been credited to the Participant's Common Stock Account.

10.3     Registration of Stock.

                  Common Stock purchased under the Plan shall be held by the Custodian, as such, until distributed from Participants' Common Stock Accounts. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Custodian, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

10.4     Restrictions on Exercise.

                  The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

                  (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

                  (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.


                          ARTICLE XI -- ADMINISTRATION
                          ----------------------------

11.1     Appointment of Committee.

                  The Board of Directors shall appoint a committee of two or more directors (the "Committee") to administer the Plan. No member of the Committee shall be an Employee eligible to purchase Common Stock under the Plan.

11.2     Authority of Committee.

                  Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to appoint, remove and replace the Custodian, to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or


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                                                                              12

advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

11.3     Rules Governing the Administration of the Committee.

                  The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable and in accordance with applicable law. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XII -- MISCELLANEOUS
                          ----------------------------

12.1     Designation of Beneficiary.

                  A Participant may file a written designation of one or more beneficiaries who is to receive any shares of Common Stock issuable and/or cash payable after the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice delivered prior to the Participant's death to the Plan Administrator (or his delegee). Upon the death of a Participant, if the Custodian has received a valid designation of beneficiary and receives sufficient proof of such beneficiary's identity, the Custodian shall deliver such shares of Common Stock and/or cash as are credited to the Participants' Common Stock Account and/or Payroll Deduction Account to such beneficiary. In the event of the death of a Participant and in the absence of a living, validly designated beneficiary, the Custodian shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Custodian), the Committee, in its discretion, may cause the Custodian to deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in any shares of Common Stock or cash credited to the Participant's Common Stock Account or Payroll Deduction Account under the Plan.

12.2     Transferability.
         ---------------

                  Neither payroll deductions credited to a Participant's Payroll Deduction Account nor Common Stock credited to a Participant's Common Stock Account, nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw such cash or shares of Common Stock in accordance with Section 8.1.

12.3     Use of Funds.
         ------------

                  All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

12.4     Adjustment Upon Changes in Capitalization.

                  (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company without the receipt of consideration through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

12.5     Amendment and Termination.

                  The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not,


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                                                                              14

without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering; or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option, adversely affect any rights of such Employee.

12.6     Effective Date.
         --------------

                  The Plan shall become effective as of the first day after its adoption and approval by the Company through its Board of Directors and shareholders (the "Effective Date").

12.7     No Employment Rights.

                  The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

12.8     Effect of Plan.
         --------------

                  The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of all Employees and all beneficiaries of Employees participating in the Plan, including, without limitation, each such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees.

12.9     Governing Law.
         -------------

                  The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.